Exhibit 99.1

NEWS RELEASE	Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 f: (773) 628-0802 www.littelfuse.com
LITTELFUSE REPORTS FIRST QUARTER RESULTS FOR 2021
Record sales driven by strong worldwide execution
CHICAGO, April 28, 2021 - Littelfuse, Inc. (NASDAQ: LFUS), an industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the first quarter ended March 27, 2021:

•Net sales of $463.8 million were up 34% versus the prior year period, and up 26% organically, due to strong demand across a number of electronics, automotive and industrial end markets
•Growth by segment versus the prior year period:
◦Electronics sales grew 34% (up 32% organically)
◦Automotive sales grew 23% (up 17% organically)
◦Industrial sales grew 80% (up 10% organically)
•GAAP diluted EPS was $2.32; adjusted diluted EPS was $2.67, a growth of 107% and includes $0.54 of benefits related to a non-operating mark-to-market gain and lower effective tax rate compared to the prior year period
•GAAP effective tax rate was 20.6% and the adjusted effective tax rate was 19.2%
•Cash flow from operations was $50.2 million and free cash flow was $35.4 million

“We are off to a strong start this year, delivering double-digit revenue and EPS growth well ahead of expectations,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “Our agile teams around the world continue to navigate through this dynamic market environment while meeting commitments to our customers. Looking ahead, we are seeing healthy demand across a number of our end markets aligned to the strategic, structural growth themes of a sustainable, connected, and safer world. We remain confident we are well-positioned for long-term profitable growth.”

Second Quarter of 2021*
For the second quarter, the company expects net sales in the range of $463 to $477 million, adjusted diluted EPS in the range of $2.12 to $2.28 and an adjusted effective tax rate of approximately 17%.

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Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Dividend and Share Repurchase Authorization
•The company’s Board of Directors approved a new stock repurchase authorization to replace its previous 2020 program. The company may repurchase up to $300 million in the aggregate of shares of the company’s common stock for the period May 1, 2021 to April 30, 2024.
•The company will pay a cash dividend on its common stock of $0.48 per share on June 3, 2021 to shareholders of record as of May 20, 2021

Conference Call and Webcast Information
Littelfuse will host a conference call today, Wednesday, April 28, 2021, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast live and available for replay at Littelfuse.com. A slide presentation will be available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse (NASDAQ: LFUS) is an industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 15 countries, and with 12,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse, Inc.'s ("Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings.

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Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 26, 2020. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 26, 2020 and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, consolidated total gross debt, consolidated EBITDA (as defined in the private placement senior notes), and ratio of consolidated total gross debt to consolidated EBITDA. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that consolidated total gross debt, consolidated EBITDA, and ratio of consolidated total gross debt to consolidated EBITDA are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland
Head of Investor Relations
(773) 628-2163
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LFUS-F

LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	March 27, 2021	December 26, 2020
ASSETS
Current assets:
Cash and cash equivalents	$572,771	$687,525
Short-term investments	53	54
Trade receivables, less allowances of $42,624 and $45,237 at March 27, 2021 and December 26, 2020, respectively	276,687	232,760
Inventories	295,057	258,002
Prepaid income taxes and income taxes receivable	4,146	3,029
Prepaid expenses and other current assets	43,698	35,939
Total current assets	1,192,412	1,217,309
Net property, plant, and equipment	344,914	344,178
Intangible assets, net of amortization	317,294	291,887
Goodwill	845,586	816,812
Investments	37,285	30,547
Deferred income taxes	9,854	11,224
Right of use lease assets, net	19,560	17,615
Other assets	19,965	18,021
Total assets	$2,786,870	$2,747,593
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$179,723	$145,984
Accrued liabilities	98,354	110,478
Accrued income taxes	23,468	19,186
Current portion of long-term debt	25,000	—
Total current liabilities	326,545	275,648
Long-term debt, less current portion	623,865	687,034
Deferred income taxes	51,229	50,134
Accrued post-retirement benefits	42,894	45,802
Non-current operating lease liabilities	14,190	12,950
Other long-term liabilities	67,410	67,252
Total equity	1,660,737	1,608,773
Total liabilities and equity	$2,786,870	$2,747,593

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	March 27, 2021	March 28, 2020
Net sales	$463,794	$346,096
Cost of sales	303,328	221,740
Gross profit	160,466	124,356

Selling, general, and administrative expenses	58,288	51,200
Research and development expenses	14,739	14,463
Amortization of intangibles	10,521	9,981
Restructuring, impairment, and other charges	437	3,962
Total operating expenses	83,985	79,606
Operating income	76,481	44,750

Interest expense	4,673	5,418
Foreign exchange loss	6,837	2,584
Other (income) expense, net	(7,737)	1,249
Income before income taxes	72,708	35,499
Income taxes	14,995	10,855
Net income	$57,713	$24,644

Earnings per share:
Basic	$2.35	$1.01
Diluted	$2.32	$1.00

Weighted-average shares and equivalent shares outstanding:
Basic	24,532	24,393
Diluted	24,892	24,578

Comprehensive income	$52,842	$9,665

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
(in thousands)	March 27, 2021	March 28, 2020
OPERATING ACTIVITIES
Net income	$57,713	$24,644
Adjustments to reconcile net income to net cash provided by operating activities:	32,165	35,626
Changes in operating assets and liabilities:
Trade receivables	(32,973)	(9,457)
Inventories	(6,152)	6,667
Accounts payable	17,070	(3,964)
Accrued liabilities and income taxes	(15,427)	(7,012)
Prepaid expenses and other assets	(2,230)	(1,225)
Net cash provided by operating activities	50,166	45,279

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(109,852)	—
Purchases of property, plant, and equipment	(14,721)	(16,586)
Net proceeds from sale of property, plant, and equipment	2,553	50
Net cash used in investing activities	(122,020)	(16,536)

FINANCING ACTIVITIES
Net (payments) proceeds from credit facility	(30,000)	97,500
Purchases of common stock	—	(22,927)
Cash dividends paid	(11,782)	(11,725)
All other cash provided by financing activities	7,509	2,956
Net cash (used in) provided by financing activities	(34,273)	65,804
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(4,101)	(5,111)
(Decrease) increase in cash, cash equivalents, and restricted cash	(110,228)	89,436
Cash, cash equivalents, and restricted cash at beginning of period	687,525	531,139
Cash, cash equivalents, and restricted cash at end of period	$577,297	$620,575

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	First Quarter
(in thousands)	2021	2020	% Growth /(Decline)
Net sales
Electronics	$286,535	$214,189	33.8%
Automotive	128,529	104,770	22.7%
Industrial	48,730	27,137	79.6%
Total net sales	$463,794	$346,096	34.0%

Operating income
Electronics	$55,523	$32,272	72.0%
Automotive	20,316	14,116	43.9%
Industrial	3,506	3,534	(0.8)%
Other(a)	(2,864)	(5,172)	N.M.
Total operating income	$76,481	$44,750	70.9%
Operating Margin	16.5%	12.9%

Interest expense	4,673	5,418
Foreign exchange loss	6,837	2,584
Other (income) expense, net	(7,737)	1,249
Income before income taxes	$72,708	$35,499	104.8%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	First Quarter
(in thousands)	2021	2020	% Growth /(Decline)
Operating Margin
Electronics	19.4%	15.1%	4.3%
Automotive	15.8%	13.5%	2.3%
Industrial	7.2%	13.0%	(5.8)%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q1-21	Q1-20
GAAP diluted EPS	$2.32	$1.00
EPS impact of Non-GAAP adjustments (below)	0.35	0.29
Adjusted diluted EPS	$2.67	$1.29

Non-GAAP adjustments - (income)/expense
	Q1-21	Q1-20
Acquisition-related and integration costs (a)	$0.8	$1.2
Purchase accounting inventory adjustments (b)	3.5	—
Restructuring, impairment and other charges (c)	0.4	4.0
Gain on sale of fixed assets (d)	(1.9)	—
Non-GAAP adjustments to operating income	2.8	5.2
Non-operating foreign exchange loss	6.8	2.6
Non-GAAP adjustments to income before income taxes	9.6	7.8
Income taxes (e)	0.8	0.6
Non-GAAP adjustments to net income	$8.8	$7.2

Total EPS impact	$0.35	$0.29

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q1-21	Q1-20
Net sales	$463.8	$346.1
GAAP operating income	76.5	$44.8
Add back non-GAAP adjustments	2.8	5.2
Adjusted operating income	$79.3	$50.0
Adjusted operating margin	17.1%	14.4%
Add back amortization	10.5	10.0
Add back depreciation	13.7	13.8
Adjusted EBITDA	$103.5	$73.8
Adjusted EBITDA margin	22.3%	21.3%

Net sales reconciliation	Q1-21 vs. Q1-20
	Electronics	Automotive	Industrial	Total
Net sales growth	34%	23%	80%	34%
Less:
Acquisitions	—	—	62%	5%
Transfer a product line between segments	(1)%	—%	7%	—%
FX impact	3%	6%	1%	3%
Organic net sales growth	32%	17%	10%	26%

Income tax reconciliation
	Q1-21	Q1-20
Income taxes	$15.0	$10.9
Effective rate	20.6%	30.6%
Non-GAAP adjustments - income taxes	0.8	0.6
Adjusted income taxes	$15.8	$11.5
Adjusted effective rate	19.2%	26.5%
Free cash flow reconciliation
	Q1-21	Q1-20
Net cash provided by operating activities	$50.2	$45.3
Less: Purchases of property, plant and equipment	(14.7)	(16.6)
Free cash flow	$35.4	$28.7

Consolidated Total Debt	As of March 27, 2021
Consolidated total gross debt	$652.8
Unamortized debt issuance costs	(3.9)
Consolidated Total Debt	$648.9

Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	Twelve Months Ended March 27, 2021
Net Income	$163.1
Interest expense	20.3
Income taxes	35.4
Depreciation	56.0
Amortization	40.6
Non-cash additions (reductions):
Stock-based compensation expense	18.5
Purchase accounting inventory step-up charge	3.5
Unrealized gain on investments	(14.9)
Impairment charges	33.8
Other	(6.6)
Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	$349.7

Ratio of Consolidated total gross debt to Consolidated EBITDA (as defined in Private Placement Senior Notes)*	1.9x
* Our Private Placement Senior Notes, with maturities ranging from 2022 to 2030, contain a financial ratio covenant providing that if, as of the last day of each fiscal quarter, the ratio of Consolidated total gross debt at such time to Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Private Placement Senior Notes) is triggered
(1) Represents Consolidated EBITDA as defined in our Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) For the fiscal year ended December 26, 2020, the Company presented restructuring, impairment and other charges as a separate caption in the Consolidated Statements of Net Income. Certain amounts in the prior period financial statements have been reclassified to conform to the presentation of the current period financial statements.
(d) reflected in SG&A. 2021 quarter-to-date included a $1.9 million gain from the sale of a building in the Electronics segment.
(e) reflected the tax impact associated with the non-GAAP adjustments.

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